Inventories - Schedule of Inventory (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Components:
For manufacturing of systems	$ 52,246	$ 47,328
For service of systems	37,545	36,539
Inventory Gross	89,791	83,867
Work in process	14,914	19,476
Finished products	27,730	29,907
Total	$ 132,435	$ 133,250